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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):      July 15, 1997
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                            HICKORY TECH CORPORATION
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             (Exact name of registrant as specified in its charter)


          Minnesota                  0-13721                   41-1524393
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


221 East Hickory Street, P.O. Box 3248, Mankato, MN            56002-3248
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number including area code      (800) 326-5789
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 15, 1997, the Registrant sold its exclusive DirecTV distribution rights in seven counties in southern Minnesota, along with related assets, to Golden Sky Systems, Inc. of Kansas City, Missouri ("Golden Sky") in exchange for approximately $7.2 million in cash. The sale was pursuant to an Asset Purchase Agreement dated April 29, 1997. The sale price is subject to adjustment as provided for in the Asset Purchase Agreement.

The assets consist of properties, privileges, rights, accounts receivable, inventory and other assets used by the Registrant in the DirecTV distribution business in the following seven counties in southern Minnesota: Blue Earth, Brown, Faribault, LeSueur, Nicollet, Waseca, and Watonwan. The rights sold to Golden Sky were granted to the Registrant by the National Rural Telecommunications Cooperative (NRTC), through a distribution agreement, pursuant to which the Registrant was granted the exclusive right to distribute DirecTV programming offered by DirecTV, Inc. in the exclusive seven counties listed.

The DirecTV distribution rights had been acquired by the Registrant from NRTC in 1993, and have a net asset value of approximately $900,000 as of July 15, 1997. The amount of net operating revenue and income before income tax associated with the Registrant's operation of its DirecTV business have not been material to the Registrant.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


  (b)    Pro Forma Financial Information

         Not Applicable

  (c)    Exhibits

         2. Asset Purchase Agreement by and among Golden Sky Systems, Inc. and Hickory Tech Corporation dated as of April 29, 1997. Accompanying schedules have been omitted but will be provided upon request by the SEC.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      July 30, 1997
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                              HICKORY TECH CORPORATION

                              By   /s/ Robert D. Alton, Jr.
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                                  Robert D. Alton, Jr., Chief Executive Officer


                              By   /s/ David A. Christensen
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                                  David A. Christensen, Chief Financial Officer








                                  EXHIBIT INDEX

Exhibit No.                           Document Description
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     2.   Asset Purchase Agreement by and among Golden Sky Systems, Inc. and
          Hickory Tech Corporation dated as of April 29, 1997. Accompanying schedules have been omitted but will be provided upon request by the SEC.